[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) GOVERNMENT
                                  MARKETS INCOME TRUST
                                  SEMIANNUAL REPORT o MAY 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 17
Trustees and Officers ..................................................... 23

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trust Funds, the Vertex(SM) Funds, the MFS(R) Closed-end Funds,(1) Massachusetts Financial Services Company, and certain affiliates(2) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2304 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS(R) Charter Income Trust, MFS(R) Government Markets Income Trust, MFS(R) Intermediate Income Trust, MFS(R) Multimarket Income Trust, MFS(R) Municipal Income Trust, MFS(R) Special Value Trust.
(2) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to three basic questions:

  1. How is my money being managed, over both the short and the long term?

  2. What's going on in the market, and how will that affect me?

  3. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your three basic questions.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended May 31, 2001, the trust provided a total return of 8.05% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 4.38%. During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index, which includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year and less than 10 years, returned 5.37%. The J.P. Morgan Non-dollar Government Bond Index (Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -1.29% over the same period.

A very aggressive program of cuts in interest rates by the Federal Reserve Board (the Fed) highlighted the period. With inflation remaining benign, the Fed turned its focus toward easing monetary policy in order to support growth. Overall, the Fed cut the federal funds target rate from 6.5% to 4% during the period, including two surprise cuts of 0.50 percentage points implemented between regularly scheduled meetings. By acting this dramatically, the Fed demonstrated its forcefulness and indicated its intent to do whatever it takes to sustain growth. A sharp decline in corporate spending -- particularly for technology products and services -- was the main culprit that slowed economic growth. While consumer spending and construction remained strong, consumer confidence waned in the face of rising unemployment.

During the period, sharp declines in short-term interest rates caused the yield curve -- a representation of the difference between short- and long-term rates -- to steepen. Within this backdrop, we've positioned the portfolio to take advantage of such a scenario. That approach called for a "bulleted" structure, where we targeted certain parts of the yield curve, including more exposure to bonds with maturities in the one- to three-year range. As far as sector allocation was concerned, we underweighted mortgage-backed securities
(MBSs) substantially. Within a falling-rate environment, MBSs are unattractive due to increased refinancing activity. Mortgage holders tend to pay off their loans early in order to take advantage of lower borrowing costs, and the holder of the MBS is then left to reinvest the principal at lower prevailing rates.

Looking at the portfolio's international component, it's important to note that we only venture overseas if we feel alternatives there offer the opportunity to outperform domestic bonds. That said, we devoted only a small portion of the portfolio to both developed and developing country bonds because we held a very favorable view of the opportunities available in the United States. Within the developed world, we favored bonds offered by the dollar-bloc countries, including the United States, Australia, New Zealand, and Canada.

These markets performed best among government issuers in 2000. We also kept a very small position in Europe, with the exception of Greece, which was our largest European holding. Overall, Europe has been less appealing to us because growth there has been stronger than in the United States for the first time since 1991. As a result, the ensuing inflation has made it difficult for the European Central Bank to justify interest rate cuts. Greece performed well due to the positive effects of its inclusion into the European Monetary Union
(EMU). We did not invest in Japan, because yields there were very low and would not have provided us with adequate income in our opinion. Our small emerging market position was largely focused on very short-term Mexican paper, a higher-quality investment that was meant to add diversity to the portfolio.

Going forward, a main issue will be whether or not businesses will be able to work through an economic downturn and resume capital expenditures in the technology area without unemployment going that much higher. We feel any surge in the jobless rate would dampen consumer spending both for those who have lost their jobs as well as for those who fear losing them. Fortunately, the fiscal and monetary policies that have characterized the first few months of 2001 have seemed to be geared toward increasing economic growth. The tax cut that has been working its way through Congress could provide a substantial stimulus to growth. In addition, the Fed has made it clear through both its words and its actions that it stands ready to lend support to the economy. If growth strengthens in the United States, we might add investments in European bonds if trends in Europe indicate that growth is slowing from the peak levels we saw during the period.

    Respectfully,

/s/ Stephen C. Bryant               /s/ Steven E. Nothern

    Stephen C. Bryant                   Steven E. Nothern
    Portfolio Manager                   Portfolio Manager

The opinions expressed in this report are those of MFS, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different. It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of May 31, 2001, our records indicate that there are 7,232 registered shareholders and approximately 24,400 shareholders owning trust shares in
"street"   name,   such   as  through  brokers,  banks,  and  other  financial
intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to provide a high level of current income

NEW YORK STOCK EXCHANGE SYMBOL: MGF

-------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the period ended May 31, 2001)

   NET ASSET VALUE PER SHARE
   November 30, 2000                                                  $7.01
   May 31, 2001                                                       $7.07

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2000                                                  $6.19
   March 20, 2001 (high)*                                             $6.80
   December 4, 2000 (low)*                                            $6.25
   May 31, 2001                                                       $6.46

   *For the six months December 1, 2000, through May 31, 2001.

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RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

These risks may increase share price volatility. See the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Bonds - 99.9%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 89.8%
  Financial Services - 0.1%
    Pemex Project Funding Master Trust, 8.5s, 2008##              $         600      $    603,000
-------------------------------------------------------------------------------------------------
  Small Business Administration - 1.5%
    SBA, 8.875s, 2011                                             $       1,620      $  1,726,491
    SBA, 6.35s, 2021                                                      2,625         2,540,449
    SBA, 6.34s, 2021                                                      2,000         1,932,700
                                                                                     ------------
                                                                                     $  6,199,640
-------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 56.6%
    Federal Home Loan Mortgage Corp., 5s, 2004                    $       4,000      $  4,001,880
    Federal Home Loan Mortgage Corp., 5.25s, 2006                        46,562        46,169,017
    Federal Home Loan Mortgage Corp., 7.5s, 2027                          3,060         3,129,624
    FHA (USGI 986 Spring Hill), 10.375s, 2030##                           2,116         2,116,052
    Financing Corp., 10.7s, 2017                                          8,500        12,136,385
    Financing Corp., 9.8s, 2018                                           5,000         6,691,400
    Financing Corp., 10.35s, 2018                                         9,500        13,285,180
    FNMA, 4.75s, 2004                                                     7,500         7,464,825
    FNMA, 5.125s, 2004                                                    5,000         5,025,800
    FNMA, 6.956s, 2007                                                    5,682         5,925,277
    FNMA, 5.75s, 2010                                                     2,500         2,160,185
    FNMA, 7.5s, 2015                                                     14,555        15,020,393
    FNMA, 8.5s, 2027                                                     10,100        10,822,756
    FNMA, 7s, 2029                                                       24,924        25,161,025
    FNMA TBA, 6.5s, 2099                                                 15,000        15,116,400
    GNMA, 7s, 2022                                                       15,020        15,283,515
    GNMA, 7.5s, 2022                                                     16,949        17,439,093
    GNMA, 6.5s, 2028                                                     17,541        17,431,232
    GNMA, 8s, 2030                                                        4,623         4,803,851
    GNMA TBA, 7s, 2022 - 2025                                               894           906,235
    Housing Urban Development, 6.59s, 2016                                5,612         5,550,885
    Private Export Funding Corp., 7.01s, 2004                             3,380         3,502,525
                                                                                     ------------
                                                                                     $239,143,535
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 31.6%
    U.S. Treasury Bonds, 10.375s, 2009                            $      14,600      $ 17,888,992
    U.S. Treasury Bonds, 12s, 2013                                        5,000         6,932,050
    U.S. Treasury Bonds, 9.875s, 2015                                    32,750        45,696,402
    U.S. Treasury Bonds, 8.875s, 2017                                     6,000         7,880,640
    U.S. Treasury Bonds, 3.625s, 2028                                    10,914        11,237,931
    U.S. Treasury Bonds, 6.25s, 2030                                      3,000         3,167,340
    U.S. Treasury Bonds, 5.375s, 2031                                     4,500         4,249,710
    U.S. Treasury Notes, 5.875s, 2004                                    21,750        22,521,473
    U.S. Treasury Notes, 4.25s, 2010                                      7,330         7,866,399
    U.S. Treasury Notes, 6.5s, 2010                                       5,602         6,015,147
                                                                                     ------------
                                                                                     $133,456,084
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $379,402,259
-------------------------------------------------------------------------------------------------
Foreign Bonds - 10.1%
  Argentina - 0.4%
    Republic of Argentina, 0s, 2001                               $       1,635      $  1,598,213
-------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 6.313s, 2024                   $       1,879      $  1,428,040
-------------------------------------------------------------------------------------------------
  Canada - 4.1%
    Government of Canada, 6s, 2005                                  CAD   5,867      $  3,864,245
    Government of Canada, 5.25s, 2008                                     9,661         9,294,935
    Government of Canada, 5.5s, 2009                                      6,344         4,028,748
                                                                                     ------------
                                                                                     $ 17,187,928
-------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Compania Nacional de Transmission Electrica S.A.,
      7.875s, 2011 (Electric - Integrated)##                      $       1,250      $  1,222,850
-------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Republic of Columbia, 10.5s, 2006                             $         418      $    418,418
-------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Republic, 8.7s, 2005                                   EUR     164      $    157,319
    Hellenic Republic, 6s, 2006                                           5,869         5,155,513
                                                                                     ------------
                                                                                     $  5,312,832
-------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Grupo Financiero BBVA Bancomer, S.A. de C.V., 10.5s,
      2011 (Financial Services)##                                 $         872      $    926,500
    United Mexican States, 9.875s, 2007                                     800           866,800
    United Mexican States, 8.375s, 2011                                     890           890,000
    United Mexican States, 8.125s, 2019                                     880           819,482
                                                                                     ------------
                                                                                     $  3,502,782
-------------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006                             NZD   3,999      $  1,734,758
-------------------------------------------------------------------------------------------------
  Panama - 0.6%
    Republic of Panama, 9.625s, 2011                              $         914      $    934,565
    Republic of Panama, 4.5s, 2014                                          100            86,589
    Republic of Panama, 10.75s, 2020                                      1,310         1,365,675
    Republic of Panama, 8.875s, 2027                                        390           350,025
                                                                                     ------------
                                                                                     $  2,736,854
-------------------------------------------------------------------------------------------------
  Qatar - 0.4%
    State of Qatar, 9.75s, 2030##                                 $       1,490      $  1,642,725
-------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Russian Federation, 8.75s, 2005##                             $       1,502      $  1,333,776
-------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                     636      $    683,700
-------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                                    $       3,600      $  3,805,002
-------------------------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004                            GBP       5      $      7,419
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $ 42,615,297
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $420,533,707)                                          $422,017,556
-------------------------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*                      1,354,000      $     18,279
-------------------------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------------------------
    Republic of Venezuela (Identified Cost, $0)*                         37,500      $       --
-------------------------------------------------------------------------------------------------
Put Options Purchased
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Euro/August/0.95                                              $      10,480      $      2,348
    Japanese Yen/August/125                                           2,764,155            35,934
    Japanese Yen/August/125                                           1,718,938            82,509
-------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $576,812)                                $    120,791
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    Dow Chemical Co., due 6/01/01                                 $         128      $    128,000
    Federal Farm Credit Bank Consolidated, due 6/15/01 -
      6/19/01                                                            26,100        26,052,906
    Federal Home Loan Bank Consolidated, due 6/15/01                      3,900         3,894,009
    General Electric Capital Corp., due 6/01/01                             209           209,000
    JP Morgan Chase & Co., due 6/01/01                                      792           792,000
    New Center Asset Trust, due 6/01/01                                     299           299,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 31,374,915
-------------------------------------------------------------------------------------------------
Repurchase Agreement
-------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/01, due 6/01/01, total to
      be received $92,011 (secured by various U.S.
      Goverment Securities in a jointly traded account),
      at Cost                                                     $          92      $     92,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $452,577,434)                                    $453,623,541
-------------------------------------------------------------------------------------------------
Put Options Written
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Euro/August/0.8691 (Premiums Received, $189,639)              $      (9,588)     $   (359,400)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (7.3)%                                               (30,867,294)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $422,396,847
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD  = Australian Dollars                GBP  = British Pounds
CAD  = Canadian Dollars                  JPY  = Japanese Yen
CHF  = Swiss Francs                      NOK  = Norwegian Krone
DKK  = Danish Kroner                     NZD  = New Zealand Dollars
EUR  = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
MAY 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $452,577,434)       $453,623,541
  Foreign currency, at value (identified cost $1)                        1
  Investment of cash collateral for securities loaned,
    (at identified cost and value)                              86,584,480
  Cash                                                                 866
  Net receivable for forward foreign currency exchange
    contracts to sell                                            1,103,656
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                 334,385
  Receivable for trust shares sold                                   6,000
  Receivable for investments sold                                4,326,661
  Interest receivable                                            4,379,570
                                                              ------------
      Total assets                                            $550,359,160
                                                              ------------
Liabilities:
  Payable for investments purchased                           $ 37,387,333
  Collateral for securities loaned, at value                    86,584,480
  Payable to dividend disbursing agent                             153,231
  Net payable for forward foreign currency exchange
    contracts to purchase                                        2,976,491
  Written options outstanding, at value
    (premium received, $189,639)                                   359,400
  Payable to affiliates -
    Management fee                                                   7,881
    Transfer and dividend disbursing agent fee                      27,547
    Administrative fee                                                 203
  Accrued expenses and other liabilities                           465,747
                                                              ------------
      Total liabilities                                       $127,962,313
                                                              ------------
Net assets                                                    $422,396,847
                                                              ============
Net assets consist of:
  Paid-in capital                                             $467,948,328
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                  (673,606)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions              (45,034,776)
  Accumulated undistributed net investment income                  156,901
                                                              ------------
      Total                                                   $422,396,847
                                                              ============
Shares of beneficial interest outstanding (97,911,555
  shares authorized, less 38,160,600 treasury shares)          59,750,955
                                                               ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $7.07
                                                                 =====

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
----------------------------------------------------------------------------
Net investment income:
  Interest income                                                $14,730,140
  Dividends                                                           15,087
                                                                 -----------
      Total investment income                                    $14,745,227
  Expenses -
    Management fee                                               $ 1,471,418
    Trustees' compensation                                            70,703
    Transfer and dividend disbursing agent fee                        82,066
    Administrative fee                                                30,895
    Investor communication expense                                    70,411
    Custodian fee                                                     96,423
    Postage                                                           16,866
    Auditing fees                                                     18,074
    Printing                                                          22,605
    Legal fees                                                           821
    Miscellaneous                                                     61,127
                                                                 -----------
      Total expenses                                             $ 1,941,409
    Fees paid indirectly                                             (39,773)
                                                                 -----------
      Net expenses                                               $ 1,901,636
                                                                 -----------
        Net investment income                                    $12,843,591
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 4,954,816
    Written option transactions                                     (193,685)
    Foreign currency transactions                                 (1,312,878)
                                                                 -----------
      Net realized gain on investments and foreign
        currency transactions                                    $ 3,448,253
                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $   882,599
    Written options                                                   75,569
    Translation of assets and liabilities in
      foreign currencies                                            (194,441)
                                                                 -----------
      Net unrealized gain on investments and foreign
         currency translation                                    $   763,727
                                                                 -----------
        Net realized and unrealized gain on investments
           and foreign currency                                  $ 4,211,980
                                                                 -----------
          Increase in net assets from operations                 $17,055,571
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                                MAY 31, 2001             NOVEMBER 30, 2000
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  12,843,591                 $  27,209,398
  Net realized gain (loss) on investments and foreign
    currency transactions                                          3,448,253                   (14,346,045)
  Net unrealized gain on investments and foreign currency
    translation                                                      763,727                    17,939,494
                                                               -------------                 -------------
    Increase in net assets from operations                     $  17,055,571                 $  30,802,847
                                                               -------------                 -------------
Distributions declared to shareholders -
  From net investment income                                   $ (13,634,523)                $ (18,111,821)
  In excess of net investment income                                  --                       (12,251,962)
                                                               -------------                 -------------
    Total distributions declared to shareholders               $ (13,634,523)                $ (30,363,783)
                                                               -------------                 -------------
    Cost of shares reacquired                                  $  (3,049,285)                $ (25,591,692)
                                                               -------------                 -------------
    Total increase (decrease) in net assets                    $     371,763                 $ (25,152,628)
Net assets:
  At beginning of period                                         422,025,084                   447,177,712
                                                               -------------                 -------------
  At end of period (including accumulated undistributed
    net investment income of $156,901 and $947,833,
    respectively)                                              $ 422,396,847                 $ 422,025,084
                                                               =============                 =============
See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2001              2000            1999             1998            1997           1996
                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 7.01            $ 6.94          $ 7.50           $ 7.41          $ 7.56         $ 7.62
                                       ------            ------          ------           ------          ------         ------
Income from investment operations# -
  Net investment income                $ 0.21            $ 0.44          $ 0.43           $ 0.46          $ 0.49         $ 0.49
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 0.07              0.06           (0.58)            0.08           (0.14)         (0.07)
                                       ------            ------          ------           ------          ------         ------
      Total from investment
        operations                     $ 0.28            $ 0.50          $(0.15)          $ 0.54          $ 0.35         $ 0.42
                                       ------            ------          ------           ------          ------         ------

Less distributions declared to
  shareholders -
  From net investment income           $(0.23)           $(0.29)         $(0.40)          $(0.46)         $(0.49)        $(0.49)
  In excess of net investment
    income                               --                --              --              (0.01)          (0.03)         (0.05)
  From paid in capital                   --               (0.20)          (0.06)            --              --             --
                                       ------            ------          ------           ------          ------         ------
      Total distributions
        declared to shareholders       $(0.23)           $(0.49)         $(0.46)          $(0.47)         $(0.52)        $(0.54)
                                       ------            ------          ------           ------          ------         ------
Net increase from repurchase of
  capital shares                       $ 0.01            $ 0.06          $ 0.05           $ 0.02          $ 0.02         $ 0.06
                                       ------            ------          ------           ------          ------         ------
Net asset value - end of period        $ 7.07            $ 7.01          $ 6.94           $ 7.50          $ 7.41         $ 7.56
                                       ------            ------          ------           ------          ------         ------
Per share market value - end of
  period                               $ 6.46            $6.188          $5.813           $6.563          $6.688         $6.750
                                       ======            ======          ======           ======          ======         ======
Total return#                            8.05%++          15.24%          (4.80)%           4.21%           6.91%         12.61%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             0.91%+            0.94%           0.92%            0.89%           0.94%          1.00%
  Net investment income                  6.35%+            6.35%           6.00%            6.14%           6.56%          6.63%
Portfolio turnover                         28%              151%            102%             253%            248%           249%
Net assets at end of period
  (000 Omitted)                      $422,397          $422,025        $447,178         $511,861        $524,580       $554,496

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Markets Income Trust (the trust) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The trust, may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and JP Morgan Chase & Co. ("JP Morgan"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust, and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust, and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $84,867,956. These loans were collateralized by cash of $86,584,480 which was invested in the following short-term obligations:

                                                 PRINCIPAL    AMORTIZED COST
                                                    AMOUNT         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   $86,584,480       $86,584,480
                                                                 -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

The trust, will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $48,087,867 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

              November 30, 2002                      $21,490,437
              November 30, 2004                          196,662
              November 30, 2005                        8,818,381
              November 30, 2007                       11,594,208
              November 30, 2008                        5,988,179

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% per annum of the trust's, average daily net assets and 5.33% of investment income or 0.85% per annum of average daily net assets. The effective annual rate for the six months ended May 31, 2001, was 0.69%.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust, are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $21,846 for the six months ended May 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $111,884,796     $95,908,346
                                               ------------     -----------
Investments (non-U.S. government securities)   $ 17,849,329     $22,408,444
                                               ============     ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $452,972,595
                                                               ------------
Gross unrealized appreciation                                  $  7,877,348
Gross unrealized depreciation                                    (7,226,402)
                                                               ------------
    Net unrealized appreciation                                $    650,946
                                                               ------------

(5) Shares of Beneficial Interest
The Trustees have authorized 97,911,555 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                 SIX MONTHS ENDED                  YEAR ENDED
                                     MAY 31, 2001           NOVEMBER 30, 2000
                          -----------------------   -------------------------
                             SHARES        AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Treasury shares reacquired   472,000    $3,049,285    4,231,200    $25,591,692

In accordance with the provisions of the trust's prospectus, 472,000 shares of beneficial interest were purchased by the trust during the six months ended May 31, 2001, at an average price per share of $6.46 and a weighted average discount of 8.98% per share. The trust reacquired 4,231,200 shares of beneficial interest during the year ended November 30, 2000, at an average price per shares of $6.05 and a weighted average discount of 12.26% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended May 31, 2001, was $2,885. The trust had no borrowings during the period.

(7) Financial Instruments
The trust, trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                NUMBER OF           PREMIUMS
                                                CONTRACTS           RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of period                        2          $ 264,232
Options written                                         2            412,462
Options terminated in closing transactions             (3)          (487,055)
                                                       --          ---------
Outstanding, end of period                              1          $ 189,639
                                                       ==          =========

At May 31, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                      NET
                                                                                               UNREALIZED
                                       CONTRACTS TO    IN EXCHANGE          CONTRACTS        APPRECIATION
              SETTLEMENT DATE       DELIVER/RECEIVE              FOR         AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Sales                06/13/01     AUD    27,410,007      $13,838,355      $13,885,507        $   (47,152)
                     06/13/01     EUR    16,653,751       14,890,730       14,077,147            813,583
                     06/13/01     JPY   445,877,256        3,751,754        3,755,995             (4,241)
                     06/13/01     NOK   136,189,282       14,845,467       14,502,181            343,286
                     06/13/01     NZD     9,255,810        3,772,737        3,774,557             (1,820)
                                                         -----------      -----------        -----------
                                                         $51,099,043      $49,995,387        $ 1,103,656
                                                         ===========      ===========        ===========
Purchases            06/13/01     AUD     8,312,855      $ 8,543,760      $ 8,518,593        $   (25,167)
                     06/13/01     CHF        87,263           52,887           48,575             (4,312)
                     06/13/01     DKK     3,648,503          454,738          413,841            (40,897)
                     06/13/01     EUR    45,312,589       40,828,535       38,302,001         (2,526,534)
                     06/13/01     GBP     6,067,846        8,591,159        8,600,042              8,883
                     06/13/01     NOK   136,190,082       14,890,730       14,502,266           (388,464)
                                                         -----------      -----------        -----------
                                                         $73,361,809      $70,385,318        $(2,976,491)
                                                         ===========      ===========        ===========

At May 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $4,973 with Merrill Lynch and $502,133 with Union Bank of Switzerland and a net receivable of $841,491 with Deutsche Bank.

At May 31, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) GOVERNMENT MARKETS INCOME TRUST

TRUSTEES                                                 PORTFOLIO MANAGERS
Marshall N. Cohan+(1) - Private Investor                 Stephen C. Bryant*
                                                         Steven E. Nothern*
Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor         TREASURER
of Surgery, Harvard Medical School                       James O. Yost*

The Hon. Sir J. David Gibbons, KBE+ (2) - Chief          ASSISTANT TREASURERS
Executive Officer, Edmund Gibbons Ltd.; Chairman,        Mark E. Bradley*
Colonial Insurance Company, Ltd.                         Robert R. Flaherty*
                                                         Laura F. Healy*
Abby M. O'Neill+(2) - Private Investor                   Ellen Moynihan*

Walter E. Robb, III+(1) - President and Treasurer,       SECRETARY
Benchmark Advisors, Inc. (corporate financial            Stephen E. Cavan*
consultants); President, Benchmark Consulting
Group, Inc. (office services)                            ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment       TRANSFER AGENT, REGISTRAR, AND
Management                                               DIVIDEND DISBURSING AGENT
                                                         State Street Bank and Trust Company
Jeffrey L. Shames* - Chairman and Chief Executive        c/o MFS Service Center, Inc.
Officer, MFS Investment Management                       P.O. Box 9024
                                                         Boston, MA 02205-9824
J. Dale Sherratt+(1) - President, Insight                1-800-637-2304
Resources, Inc. (acquisition planning specialist)
                                                         CUSTODIAN
Ward Smith+(1) - Former Chairman (until 1994),           State Street Bank and Trust Company
NACCO Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee.
  * MFS Investment Management.
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) GOVERNMENT MARKETS                                       ------------
INCOME TRUST                                                     PRSRT STD
                                                                U.S. POSTAGE
[logo] M F S(R)                                                    PAID
INVESTMENT MANAGEMENT                                              MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116- 3741


(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                           MGFCE-3  7/01  38.6M